NOTE 25. SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
NOTE 25. SUBSEQUENT EVENT

In January and February 2014, the Company established two new wholly-owned subsidiaries called First Auto Limited and Lian Sheng Investment Co, which was formed to facilitate the operation of future planned Internet-based businesses.

In January 2014 Kaiyuan Auto Trade Group transferred its 100% ownership interest in Chuangjie Trading to Kaiyuan Logistics. In February 2014 Ganglian Finance Leasing transferred its 20% ownership interest in Chuanglian to Hebei Xuwei Trading. The Company believes the change of the group structure enhances the negotiation power for offshore and local bank financing. The restructuring transaction did not have a material impact on the Company’s consolidated financial statements.